Exhibit (c)(xii)
Project Milos Precedent Squeeze-Out Transactions September 2008

Table of Contents 1. Summary Observations Appendix A. Tier 1: Squeeze-Out Transactions B. Tier 2: Second Step Transactions C. Squeeze-Outs Since 2000 / 2003 D. Top Ten Squeeze-Outs 2

Summary Observations Summary Observations ??As part of its review of precedent squeeze-out transactions, Greenhill analyzed the implied premia paid to the unaffected stock prices of targets in closed or pending transactions in which the acquirer sought 25-50% of target’s common stock f The “unaffected” stock price was determined as the earlier of the (a) transaction announcement date and (b) date on which any market speculation/rumors – which tended to put upward momentum on the target’s stock price leading up to the transaction – were reported by Bloomberg or Factiva ??To assess the impact of deal size (>$100 million vs. >$1 billion) and time period (since 2000 vs. 2003) on the premia data set, Greenhill compared the initial and final premia exhibited by squeeze-outs from each combination of size and time period variables f Regarding initial premia, median 1-day premia are the highest for transactions >$100 million since 2000, and the lowest for transactions >$1 billion since 2000 f Regarding final premia, median 1-day premia are the highest for transactions >$100 million since 2000 ??Greenhill selected squeeze-outs since 2003, >$1 billion in size as the data set most comparable to Milos, given Milos’ uniquely large size and the relevance of recent transactions ??Greenhill further segmented its data analysis between (a) squeeze-outs effectuated between a parent and subsidiary (“Tier 1: Squeeze-Outs”) and (b) squeeze-outs effectuated as part of a broader change-of-control transaction (“Tier 2: Secondary Transactions”; e.g. back-end mergers, and other “second step” transactions) ??Precedent squeeze-out transaction premiums tend to be relatively evenly distributed across the spectrum, with the exception of implied premiums on the 52-week and all-time high, which tend to be negative 3

Summary Observations

Squeeze-Out Transactions Summary

Data Segmentation

Squeeze-Outs Since 2000

Greater than $100 million — *Number of Deals = 228*

	Initial Premium			Final Premium		
	1 Day	1 Week	1 Month	1 Day	1 Week	1 Month
Mean	20.0%	22.2%	25.9%	23.8%	26.1%	29.7%
Median	13.9%	15.8%	18.4%	15.4%	16.7%	19.6%
High	135.1%	135.1%	148.5%	185.9%	194.4%	197.6%
Low	(43.0%)	(26.3%)	(20.5%)	(43.0%)	(26.6%)	(21.4%)

Greater than $1 billion — *Number of Deals = 45*

	Initial Premium			Final Premium		
	1 Day	1 Week	1 Month	1 Day	1 Week	1 Month
Mean	14.2%	15.7%	16.2%	18.5%	20.1%	20.4%
Median	11.9%	13.4%	15.8%	13.6%	15.6%	17.6%
High	59.6%	64.8%	58.1%	78.0%	92.0%	82.7%
Low	(15.7%)	(14.8%)	(20.5%)	(15.7%)	(14.8%)	(20.5%)

Squeeze-Outs Since 2003

Greater than $100 million — *Number of Deals = 138*

	Initial Premium			Final Premium		
	1 Day	1 Week	1 Month	1 Day	1 Week	1 Month
Mean	17.0%	18.7%	22.0%	20.1%	21.9%	25.2%
Median	13.1%	13.9%	16.8%	13.2%	15.1%	17.6%
High	107.9%	107.5%	100.6%	116.5%	138.7%	159.8%
Low	(22.4%)	(19.9%)	(20.5%)	(22.4%)	(19.9%)	(20.5%)

Greater than $1 billion — *Number of Deals = 29*

	Initial Premium			Final Premium		
	1 Day	1 Week	1 Month	1 Day	1 Week	1 Month
Mean	13.9%	15.7%	16.3%	19.6%	21.6%	22.0%
Median	13.6%	13.6%	15.3%	13.7%	15.9%	19.7%
High	59.6%	60.7%	56.0%	78.0%	92.0%	82.7%
Low	(15.7%)	(14.8%)	(20.5%)	(15.7%)	(14.8%)	(20.5%)

Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet
Note: Includes squeeze-out transactions greater than $100 million in value since 2000 with more than 25% of the outstanding shares sought in the transactions. Also includes the squeeze-out of Shell Canada and Fox Entertainment. One-day premium represents the initial/final premium of the initial/final offer over the target's stock price one day prior to the affected date. One-week premium represents the initial/final premium of the initial/final offer over the target's stock price seven days prior to the affected date. One-month premium represents the initial/final premium of the initial/final offer over the target's stock price 30 days prior to the affected date

Greenhill
4

Summary Observations

Precedent Squeeze-Out Transactions Since 2003

Summary of Tier One and Two Transactions

Of the 13 squeeze-outs that were completed with one offer, 5 (~39%) were initiated with an unsolicited public bid

	Tier One: Squeeze Outs		Tier Two: Secondary Transactions		
	One Offer	Revised Offer	One Offer	Revised Offer	Total
Transactions	13	8	7	1	29
% of Total Transactions	*44.8%*	*27.6%*	*24.1%*	*3.4%*	*100.0%*
Average Initial Premiums					
1 Day	11.5%	12.5%	20.0%	13.9%	13.9%
1 Week	13.1%	13.4%	21.9%	22.8%	15.7%
1 Month	15.1%	10.8%	24.7%	16.8%	16.3%
52 Week High	(3.8%)	(3.4%)	12.1%	8.3%	0.5%
All Time High	(38.0%)	(17.6%)	(1.7%)	8.3%	(22.0%)
Average Final Premiums					
1 Day	11.5%	25.4%	20.0%	78.0%	19.6%
1 Week	13.1%	26.3%	21.9%	92.0%	21.6%
1 Month	15.1%	23.3%	24.7%	82.7%	22.0%
52 Week High	(3.8%)	7.8%	12.1%	69.4%	5.7%
All Time High	(38.0%)	(6.4%)	(1.7%)	69.4%	(16.8%)
Days Between Announcement & Close					
High	600	397	306	322	600
Mean	173	136	191	322	172
Median	145	96	248	322	124
Low	34	52	43	322	34

Initial bid premiums in multiple offer deals skew low, then improve to consummate the transaction

Some are higher than Tier One data points, given the change of control context

Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet
Note: Includes squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions. Also includes the squeeze-out of Shell Canada and Fox Entertainment. Novartis' acquisition of Chiron is not included in the statistics above

Greenhill | 5

Summary Observations Precedent Squeeze-Out Transactions Since 2003 Distribution of Initial Offer Premiums in Tier One and Two Transactions Initial Premiums Precedent squeeze-out 1 Day 1 Week 1 Month 52 Week High All Time High transaction premiums tend Mean 13.9% 15.7% 16.3% 0.5% (22.0%) to be relatively evenly Median 13.6% 13.6% 15.3% 3.2% (2.4%) distributed across the 80.0% spectrum, with the exception of implied premiums on the 70.0% 52-week and all-time high, which tend to be negative 60.0% Transactions 50.0% 40.0% % of Total 30.0% 20.0% 10.0% 0.0% Less than 5% 5% — 10% 10% - 15% 15% — 20% 20% — 25% 25% — 30% Greater than 30% Initial Premium 1 Day 1 Week 1 Month 52 Week High All Time High Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet Note: Includes squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions. 6 Also includes the squeeze-out of Shell Canada and Fox Entertainment. Novartis’ acquisition of Chiron is not included in the statistics above

Table of Contents 1. Summary Observations Appendix A. Tier 1: Squeeze-Out Transactions B. Tier 2: Second Step Transactions C. Squeeze-Outs Since 2000 / 2003 D. Top Ten Squeeze-Outs

Tier One: Squeeze-Out Transactions Tier One: Squeeze-Out Transactions Minority Squeeze-Outs Larger Than $1 Billion Since 2003 ($ in millions, except per share data) If Financing Announced with Squeeze-Out Date % Initial Deal Days Since % Change Initial Premium Final Premium Days After Initial % Change in Target Stock Price (1) Announced All-Time All-Time Last 6 Last 3 Last 1 Strategic Ann’d Target Name Acquiror Name Sought Offer ($) Value All-Time High to Final 1 Day 1 Week 1 Month 52W High 1 Day 1 Week 1 Month 52W High 2nd Offer Closing Last Week High High Months Months Month Rationale(2) 11/9/07 Cosmote Telecommunications Hellenic Telecommunications 32.2% $38.46 $4,142.4 44 — 9.4% 11.2% 6.4% 5.0% 5.0% 9.4% 11.2% 6.4% 5.0% 5.0% 0 83 No 10/2/07 Nikko Cordial Corp Citigroup Japan Holdings Ltd 32.0% 14.68 4,026.0 7,467 (5.4%) 17.6% 20.7% 13.8% (3.8%) (72.8%) 11.2% 14.1% 7.6% (9.1%) (74.3%) 108 119 Yes 5/24/07 Codan A/S RSA Overseas Holdings BV 24.7% 109.01 1,215.4 148 — 15.2% 15.2% 13.1% 9.0% 9.0% 15.2% 15.2% 13.1% 9.0% 9.0% 0 34 6.5% 6.1% (1.9%) 0.0% Yes 11/20/06 TD Banknorth Inc Toronto-Dominion Bank 43.0% 32.33 2,414.3 689 — 6.5% 8.4% 9.1% 3.2% (56.7%) 6.5% 8.4% 9.1% 3.2% (56.7%) 0 151 Yes 10/23/06 Shell Canada Royal Dutch Shell 22.0% 35.48 7,246.0 273 12.5% 22.0% 22.5% 29.3% (14.7%) (14.7%) 37.2% 37.9% 45.4% (4.1%) (4.1%) 92 184 Yes 8/29/06 Mitsubishi UFJ Securities Co Mitsubishi UFJ Financial Group 38.8% 13.78 3,879.8 6,945 — 11.9% 6.2% 26.9% (16.3%) (49.9%) 11.9% 6.2% 26.9% (16.3%) (49.9%) 0 397 Yes 8/21/06 Burns Philp & Co Ltd Rank Group Ltd 42.4% 0.84 1,008.3 4,603 — 15.8% 16.4% 15.8% (5.6%) (78.0%) 15.8% 16.4% 15.8% (5.6%) (78.0%) 0 121 Yes 9/11/05 RAS Allianz AG 44.6% 23.62 7,375.8 163 4.3% 7.6% 13.4% 12.1% 4.5% 4.5% 12.3% 18.3% 16.9% 8.9% 8.9% 96 397 (1.4%) 13.4% 4.7% 5.4% Yes 9/1/05 7-Eleven Inc IYG Holding Co 27.3% 32.50 1,186.4 4,329 15.4% 14.7% 13.6% (5.0%) (6.5%) (14.8%) 32.3% 31.0% 9.6% 7.9% (1.6%) 50 69 Yes 8/9/05 Electrabel SA Suez SA 49.9% 506.36 13,084.5 2,398 — 5.2% 9.0% 14.0% 5.2% (1.3%) 5.2% 9.0% 14.0% 5.2% (1.3%) 0 98 No 4/26/05 Mitsubishi Pharma Corp Mitsubishi Chemical Corp 41.1% 10.04 1,889.3 2,076 — 3.5% 5.2% (3.3%) (20.2%) (38.5%) 3.5% 5.2% (3.3%) (20.2%) (38.5%) 0 160 Yes 3/9/05 Falconbridge Ltd Noranda Inc 41.5% 32.73 2,457.1 1 — 0.9% 13.2% 19.7% 0.9% 0.9% 0.9% 13.2% 19.7% 0.9% 0.9% 0 58 Yes 2/11/05 AS Hansabank FoereningsSparbanken AB 40.3% 14.16 2,221.4 1 22.7% 4.7% 5.8% 11.7% 4.4% 4.4% 28.4% 29.8% 37.1% 28.1% 28.1% 39 52 No 1/17/05 Unitedglobalcom Liberty Media 47.0% 9.58 3,566.1 1,777 — 18.3% 27.9% 25.6% (9.6%) (91.6%) 18.3% 27.9% 25.6% (9.6%) (91.6%) 0 149 Yes 1/10/05 Fox Entertainment News Corp 17.9% 33.54 5,978.0 1,644 2.2% 7.4% 7.0% 10.7% 4.2% (1.4%) 9.8% 9.4% 13.1% 6.5% 0.8% 52 70 No 12/7/04 Telecom Italia Mobile SpA Telecom Italia SpA 30.2% 7.53 19,484.1 1,757 — 12.4% 15.9% 22.0% 12.4% (63.3%) 12.4% 15.9% 22.0% 12.4% (63.3%) 0 205 12.9% 15.9% 9.5% 3.6% Yes 10/9/04 T-Online International AG Deutsche Telekom AG 26.1% 11.16 3,561.9 1,621 — 0.0% 1.4% 6.5% (24.8%) (80.5%) 0.0% 1.4% 6.5% (24.8%) (80.5%) 0 600 Yes 8/2/04 Cox Communications Cox Enterprises Inc 39.5% 32.00 8,359.7 1,652 8.6% 16.0% 14.7% 15.3% (12.9%) (43.6%) 26.0% 24.6% 25.2% (5.4%) (38.8%) 93 122 (20.4%) (15.6%) (0.6%) (1.1%) Yes 2/2/04 Grupo Financiero Banco Bilbao Vizcaya Argentaria 40.6% 1.09 4,119.5 10 — 13.7% 12.9% 23.6% 9.7% 9.7% 13.7% 12.9% 23.6% 9.7% 9.7% 0 49 19.8% 12.8% 8.7% (0.8%) Yes 10/6/03 UGC Europe Inc UGC Holdings Inc 33.3% 59.04 1,302.2 33 32.7% 9.8% 9.5% (1.2%) (2.4%) (2.4%) 45.7% 45.3% 31.1% 29.5% 29.5% 37 73 Yes 3/12/03 Telecom Italia SpA Ing C Olivetti & Co SpA 45.1% 8.83 31,852.1 1,125 — 36.0% 28.0% 17.1% (18.6%) (59.2%) 36.0% 28.0% 17.1% (18.6%) (59.2%) 0 145 No Tier One Statistics: Mean 1,846 11.6% 11.8% 13.2% 13.5% (3.7%) (30.3%) 16.8% 18.2% 18.2% 0.6% (26.0%) 27 159 3.5% 6.5% 4.1% 1.4% Median 1,621 10.5% 11 ..9% 13.2% 13.8% (2.4%) (14.8%) 12.4% 15.2% 16.9% 3.2% (4.1%) 0 121 6.5% 12.8% 4.7% 0.0% High 7,467 32.7% 36.0% 28.0% 29.3% 12.4% 9.7% 45.7% 45.3% 45.4% 29.5% 29.5% 108 600 19.8% 15.9% 9.5% 5.4% Low 1 (5.4%) 0.0% 1.4% (5.0%) (24.8%) (91.6%) 0.0% 1.4% (3.3%) (24.8%) (91.6%) 0 34 (20.4%) (15.6%) (1.9%) (1.1%) (3) 9/1/05 Chiron Novartis 56.4% $40.00 $5,337.4 2,004 20.0% 9.8% 13.3% 8.7% (12.7%) (40.8%) 31.7% 35.9% 30.4% 4.7% (29.0%) 60 231 No Source: Company filings, Press releases, Thomson One Banker, Capital IQ, Mergermarket, FactSet Note: Includes minority squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions that were not part of a larger change-of-control acquisition. Offer and deal values converted at exchange rate on date of announcement. Also includes the squeeze-outs of Shell Canada and Fox Entertainment (1) Includes deals when the source of debt financing was announced in the initial press release. Represents the premium of the stock price of 6 months, 3 months, 1 month or 1 week to the day before announcement (2) Includes deals when the strategic rationale was explained in detail in the initial press release 8 (3) Novartis-Chiron transaction is the acquisition of a majority interest and is shown for illustrative purposes only

Tier One: Squeeze-Out Transactions

Tier One: Squeeze-Out Transactions

Since 2003

Target	Cosmote Telecommunications	Nikko Cordial Corp	Codan A/S	TD Banknorth Inc	Shell Canada
Acquiror	Hellenic Telecommunications	Citigroup Japan Holdings Ltd	RSA Overseas Holdings BV	Toronto-Dominion Bank	Royal Dutch Shell
Total Duration: Announcement To Closing (Days)	83	119	34	151	184
Date of Initial Bid	11/09/07	10/02/07	05/24/07	11/20/06	10/23/06
Initial Bid Offer Price	$38.46	$14.68	$109.01	$32.33	$35.48
Days Closed Above Offer Price	4	0	9	0	66
First Bid Change					
Date		01/18/08			01/23/07
Days From Prior Offer		108			92
Increased Price		$13.88			$39.92
% Offer Increase		*(5.4%)*			*12.5%*
Market Price One Day Prior		$14.42			$39.84
Price / Premium 1 Day After		0.1%			(0.8%)
Price / Premium 1 Week After		17.9%			(0.5%)
Days Closed Above Price		0			7
Second Bid Change					
Date					
Increased Price					
% Offer Increase					
Market Price One Day Prior					
Price / Premium 1 Day After					
Price / Premium 1 Week After					
Days Closed Above Price					
Final Offer Price	$38.46	$13.88	$109.01	$32.33	$39.92
Closing Date	01/31/08	01/29/08	06/27/07	04/20/07	04/25/07
Initial Press Release Information					
Source of Financing	No	Yes	Yes	Yes	No
Strategic Rationale of Merger	No	Yes	Yes	Yes	Yes

Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet
Note: Includes squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions. Also includes the squeeze-out of Shell Canada and Fox Entertainment

Greenhill

9

Tier One: Squeeze-Out Transactions

Tier One: Squeeze-Out Transactions

Since 2003

Target	Mitsubishi UFJ Securities Co	Burns Philp & Co Ltd	RAS	7-Eleven Inc	Electrabel SA
Acquiror	Mitsubishi UFJ Financial Group	Rank Group Ltd	Allianz AG	IYG Holding Co	Suez SA
Total Duration: Announcement To Closing (Days)	397	121	397	69	98
Date of Initial Bid	08/29/06	08/21/06	09/11/05	09/01/05	08/09/05
Initial Bid Offer Price	$13.78	$0.84	$23.62	$32.50	$506.36
Days Closed Above Offer Price	0	4	28	36	66
First Bid Change					
Date			12/16/05	10/21/05	
Days From Prior Offer			96	50	
Increased Price			$24.64	$37.50	
% Offer Increase			*4.3%*	*15.4%*	
Market Price One Day Prior			$25.07	$35.84	
Price / Premium 1 Day After			(1.9%)	0.4%	
Price / Premium 1 Week After			(3.7%)	0.3%	
Days Closed Above Price			16	0	
Second Bid Change					
Date					
Increased Price					
% Offer Increase					
Market Price One Day Prior					
Price / Premium 1 Day After					
Price / Premium 1 Week After					
Days Closed Above Price					
Final Offer Price	$13.78	$0.84	$24.64	$37.50	$506.36
Closing Date	09/30/07	12/20/06	10/13/06	11/09/05	11/15/05
Initial Press Release Information					
Source of Financing	Yes	No	Yes	Yes	No
Strategic Rationale of Merger	Yes	Yes	Yes	Yes	No

Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet
Note: Includes squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions. Also includes the squeeze-out of Shell Canada and Fox Entertainment

Greenhill
10

Tier One: Squeeze-Out Transactions

Tier One: Squeeze-Out Transactions

Since 2003

Target	Mitsubishi Pharma Corp	Falconbridge Ltd	AS Hansabank	Unitedglobalcom	Fox Entertainment
Acquiror	Mitsubishi Chemical Corp	Noranda Inc	FoereningsSparbanken AB	Liberty Media	News Corp
Total Duration: Announcement To Closing (Days)	160	58	52	149	70
Date of Initial Bid	04/26/05	03/09/05	02/11/05	01/17/05	01/10/05
Initial Bid Offer Price	$10.04	$32.73	$14.16	$9.58	$33.54
Days Closed Above Offer Price	0	43	28	38	23
First Bid Change					
Date			03/22/05		03/03/05
Days From Prior Offer			39		52
Increased Price			$17.37		$34.27
% Offer Increase			*22.7%*		*2.2%*
Market Price One Day Prior			$15.96		$33.63
Price / Premium 1 Day After			0.0%		(4.0%)
Price / Premium 1 Week After			0.0%		(2.3%)
Days Closed Above Price			0		13
Second Bid Change					
Date					
Increased Price					
% Offer Increase					
Market Price One Day Prior					
Price / Premium 1 Day After					
Price / Premium 1 Week After					
Days Closed Above Price					
Final Offer Price	$10.04	$32.73	$17.37	$9.58	$34.27
Closing Date	10/03/05	05/06/05	04/04/05	06/15/05	03/21/05
Initial Press Release Information					
Source of Financing	Yes	Yes	No	Yes	Yes
Strategic Rationale of Merger	Yes	Yes	No	Yes	No

Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet
Note: Includes squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions. Also includes the squeeze-out of Shell Canada and Fox Entertainment

Greenhill
11

Tier One: Squeeze-Out Transactions Tier One: Squeeze-Out Transactions Since 2003 Target Telecom Italia Mobile SpA T-Online International AG Cox Communications Grupo Financiero UGC Europe Inc Acquiror Telecom Italia SpA Deutsche Telekom AG Cox Enterprises Inc Banco Bilbao Vizcaya Argentaria UGC Holdings Inc Total Duration: Announcement 205 600 122 49 73 To Closing (Days) Date of Initial Bid 12/07/04 10/09/04 08/02/04 02/02/04 10/06/03 Initial Bid Offer Price $7.53 $11.16 $32.00 $1.09 $59.04 Days Closed Above Offer Price 0 90 68 0 23 First Bid Change Date 11/03/04 11/12/03 Days From Prior Offer 93 37 Increased Price $34.75 $78.35 % Offer Increase 8.6% 32.7% Market Price One Day Prior $34.47 $71.60 Price / Premium 1 Day After 0.6% 3.8% Price / Premium 1 Week After 0.6% 6.0% Days Closed Above Price 0 2 Second Bid Change Date Increased Price % Offer Increase Market Price One Day Prior Price / Premium 1 Day After Price / Premium 1 Week After Days Closed Above Price Final Offer Price $7.53 $11.16 $34.75 $1.09 $78.35 Closing Date 06/30/05 06/01/06 12/02/04 03/22/04 12/18/03 Initial Press Release Information Source of Financing Yes No Yes Yes Yes Strategic Rationale of Merger Yes Yes Yes Yes Yes Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet Note: Includes squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions. 12 Also includes the squeeze-out of Shell Canada and Fox Entertainment

Tier One: Squeeze-Out Transactions

Tier One: Squeeze-Out Transactions

Since 2003

Target	**Telecom Italia SpA**	**Chiron[1]**
Acquiror	Ing C Olivetti & Co SpA	Novartis
Total Duration: Announcement To Closing (Days)	145	231
Date of Initial Bid	03/12/03	09/01/05
Initial Bid Offer Price	$8.83	$40.00
Days Closed Above Offer Price	4	104
First Bid Change		
Date		10/31/05
Days From Prior Offer		60
Increased Price		$45.00
% Offer Increase		*12.5%*
Market Price One Day Prior		$43.40
Price / Premium 1 Day After		1.7%
Price / Premium 1 Week After		1.8%
Days Closed Above Price		46
Second Bid Change		
Date		04/03/06
Increased Price		$48.00
% Offer Increase		*6.7%*
Market Price One Day Prior		$45.81
Price / Premium 1 Day After		0.2%
Price / Premium 1 Week After		0.1%
Days Closed Above Price		0
Final Offer Price	$8.83	$48.00
Closing Date	08/04/03	04/20/06
Initial Press Release Information		
Source of Financing	Yes	No
Strategic Rationale of Merger	No	No

Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet
Note: Includes squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions. Also includes the squeeze-out of Shell Canada and Fox Entertainment
(1) Novartis-Chiron transaction contemplated the acquisition of a majority interest and is shown for illustrative purposes only

Greenhill | 13

Tier One: Squeeze-Out Transactions Tier One: Squeeze-Out Transactions Minority Squeeze-Outs Larger Than $1 Billion 2000 — 2003 ($ in millions, except per share data) If Financing Announced with Squeeze-Out Date % Initial Deal Days Since % Change Initial Premium Final Premium Days After Initial % Change in Target Stock Price (1) Announced All-Time All-Time Last 6 Last 3 Last 1 Strategic Ann’d Target Name Acquiror Name Sought Offer ($) Value All-Time High to Final 1 Day 1 Week 1 Month 52W High 1 Day 1 Week 1 Month 52W High 2nd Offer Closing Last Week High High Months Months Month Rationale(2) 6/3/02 Expedia USA Interactive 46.0% $76.86 $6,617.2 38 33.6% 7.5% (5.0%) (8.5%) 82.9% 82.9% 43.7% 26.9% 22.2% 144.5% 144.5% 289 431 Yes 6/3/02 Hotels.com USA Interactive 32.0% 51.48 1,184.7 73 17.0% 7.5% (0.5%) (18.2%) (25.4%) (25.4%) 25.8% 16.4% (4.3%) (12.7%) (12.7%) 311 385 Yes 1/10/02 Matsushita Communication Matsushita Electric Industrial 43.7% 38.89 3,195.0 743 - 42.1% 45.3% 16.1% (66.5%) (81.2%) 42.1% 45.3% 16.1% (66.5%) (81.2%) 0 264 Yes 7/2/01 Edison SpA Italenergia Bis SpA 38.7% 9.82 2,369.9 221 — 11.4% 14.3% 17.6% (5.4%) (5.4%) 11.4% 14.3% 17.6% (5.4%) (5.4%) 0 517 NA 7/2/01 Montedison SpA Italenergia Bis SpA 47.9% 2.39 4,807.4 4,322 12.1% 3.5% 13.0% 23.7% 47.8% (90.6%) 16.0% 26.7% 38.6% 65.7% (89.4%) 14 50 NA 4/1/01 Ergo Versicherungsgruppe AG Munich Re 32.1% 159.53 4,124.5 1,083 — 7.0% 16.8% 10.3% (1.7%) (6.8%) 7.0% 16.8% 10.3% (1.7%) (6.8%) 0 117 No 10/10/00 Banca Commerciale Italiana SpA Banca Intesa SpA 30.0% 5.55 2,973.3 568 — 5.5% 9.3% 6.7% (2.7%) (18.5%) 5.5% 9.3% 6.7% (2.7%) (18.5%) 0 204 NA 8/30/00 AXA Financial Inc AXA SA 39.7% 53.51 9,460.2 1 2.1% 2.4% 7.6% 39.9% 2.4% 2.4% 4.6% 9.8% 42.8% 4.6% 4.6% 49 126 Yes 8/15/00 Infinity Broadcasting Corp Viacom Inc 35.7% 40.04 4,569.2 250 (17.9%) 13.6% 7.0% 8.6% (2.0%) (2.0%) (6.7%) (12.1%) (10.8%) (19.5%) (19.5%) 77 190 No 6/13/00 COBEPA BNP Paribas SA 41.3% 70.96 1,306.1 524 — 16.5% 20.3% 23.1% 12.1% (9.2%) 16.5% 20.3% 23.1% 12.1% (9.2%) 0 143 NA 5/27/00 Tecnost SpA Ing C Olivetti & Co SpA 27.2% 3.51 5,551.6 381 — 2.4% 14.0% 26.4% (45.7%) (45.7%) 2.4% 14.0% 26.4% (45.7%) (45.7%) 0 219 NA 5/2/00 Sun Life and Provincial AXA SA 43.7% 7.87 3,585.7 775 — 54.1% 64.8% 58.1% (12.6%) (21.3%) 54.1% 64.8% 58.1% (12.6%) (21.3%) 0 85 No 2/14/00 CareInsite Inc(Medical Mgr) Healtheon/WebMD Inc 31.5% 71.50 1,260.4 24 — 5.3% (0.7%) (3.4%) (14.2%) (14.2%) 5.3% (0.7%) (3.4%) (14.2%) (14.2%) 0 211 Yes 1/31/00 Banque Generale du Luxembourg Fortis(NL)NV 47.0% 297.92 1,578.1 4 — 6.3% 7.1% 7.8% 6.0% 6.0% 6.3% 7.1% 7.8% 6.0% 6.0% 0 39 NA Tier One Statistics: Mean 643 9.4% 13.2% 15.2% 14.9% (1.8%) (16.4%) 16.7% 18.5% 18.0% 3.7% (12.1%) 53 213 Median 316 12.1% 7.3% 11.2% 13.2% (2.4%) (11.7%) 9.2% 15.3% 16.9% (4.1%) (13.5%) 0 197 High 4,322 33.6% 54.1% 64.8% 58.1% 82.9% 82.9% 54.1% 64.8% 58.1% 144.5% 144.5% 311 517 Low 1 (17.9%) 2.4% (5.0%) (18.2%) (66.5%) (90.6%) (6.7%) (12.1%) (10.8%) (66.5%) (89.4%) 0 39 (3) 3/26/87 Standard Oil Co BP 45.0% 70.00 7,857.7 2,318 6.0% 7.9% 8.9% 28.4% 5.1% (22.2%) 14.4% 15.5% 36.1% 11.4% (17.6%) 33 95 NA Source: Company filings, Press releases, Thomson One Banker, Capital IQ, Mergermarket, FactSet Note: Includes minority squeeze-out transactions greater than $1 billion in value from 2000-2003 with more than 25% of the outstanding shares sought in the transactions that were not part of a larger change-of-control acquisition. Offer and deal values converted at exchange rate on date of announcement (1) Includes deals when the source of debt financing was announced in the initial press release. Represents the premium of the stock price of 6 months, 3 months, 1 month or 1 week to the day before announcement (2) Includes deals when the strategic rationale was explained in detail in the initial press release 14 (3) Transaction shown due to its status as a top 10 squee ze-out of all time. BP’s revised offer for Standard Oil includes warrants whose value is estimated at $2 per share as per analyst estimates

Tier One: Squeeze-Out Transactions Tier One: Squeeze-Out Transactions 2000-2003 Target Expedia(1) Hotels.com Matsushita Communication Edison SpA Montedison SpA Acquiror USA Interactive USA Interactive Matsushita Electric Industrial Italenergia Bis SpA Italenergia Bis SpA Total Duration: Announcement 431 385 264 517 50 To Closing (Days) Date of Initial Bid 06/03/02 06/03/02 01/10/02 07/02/01 07/02/01 Initial Bid Offer Price $76.86 $51.48 $38.89 $9.82 $2.39 Days Closed Above Offer Price 3 78 0 0 0 First Bid Change Date 03/19/03 04/10/03 07/16/01 Days From Prior Offer 289 311 14 Increased Price $102.71 $60.24 $2.60 % Offer Increase 33.6% 17.0% 8.9% Market Price One Day Prior $77.80 $53.30 $2.71 Price / Premium 1 Day After (0.6%) (6.4%) (1.3%) Price / Premium 1 Week After (4.3%) (12.4%) (2.8%) Days Closed Above Price 94 52 0 Second Bid Change Date 07/22/01 Increased Price $2.67 % Offer Increase 2.9% Market Price One Day Prior $2.63 Price / Premium 1 Day After 0.0% Price / Premium 1 Week After 0.3% Days Closed Above Price 0 Final Offer Price $102.71 $60.24 $38.89 $9.82 $2.67 Closing Date 08/08/03 06/23/03 10/01/02 12/01/02 08/21/01 Initial Press Release Information Source of Financing Yes Yes No NA NA Strategic Rationale of Merger Yes Yes Yes NA NA Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet Note: Includes squeeze-out transactions greater than $1 billion in value from 2000-2003 with more than 25% of the outstanding shares sought in the transactions 15 (1) Prices adjusted for Expedia stock split on 3/10/2003

Tier One: Squeeze-Out Transactions

Tier One: Squeeze-Out Transactions

2000-2003

Target	Ergo Versicherungsgruppe AG	Banca Commerciale Italiana SpA	AXA Financial Inc	Infinity Broadcasting Corp	COBEPA
Acquiror	Munich Re	Banca Intesa SpA	AXA SA	Viacom Inc	BNP Paribas SA
Total Duration: Announcement To Closing (Days)	117	204	126	190	143
Date of Initial Bid	04/01/01	10/10/00	08/30/00	08/15/00	06/13/00
Initial Bid Offer Price	$159.53	$5.55	$53.51	$40.04	$70.96
Days Closed Above Offer Price	0	110	0	0	30
First Bid Change					
Date			10/18/00	10/31/00	
Days From Prior Offer			49	77	
Increased Price			$54.63	$32.89	
% Offer Increase			*2.1%*	*(17.9%)*	
Market Price One Day Prior			$50.63	$30.50	
Price / Premium 1 Day After			3.8%	(1.1%)	
Price / Premium 1 Week After			4.2%	(4.8%)	
Days Closed Above Price			39	21	
Second Bid Change					
Date					
Increased Price					
% Offer Increase					
Market Price One Day Prior					
Price / Premium 1 Day After					
Price / Premium 1 Week After					
Days Closed Above Price					
Final Offer Price	$159.53	$5.55	$54.63	$32.89	$70.96
Closing Date	07/27/01	05/02/01	01/03/01	02/21/01	11/03/00
Initial Press Release Information					
Source of Financing	No	NA	No	No	NA
Strategic Rationale of Merger	No	NA	Yes	No	NA

Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet
Note: Includes squeeze-out transactions greater than $1 billion in value from 2000-2003 with more than 25% of the outstanding shares sought in the transactions

Greenhill | 16

Tier One: Squeeze-Out Transactions

Tier One: Squeeze-Out Transactions

2000-2003

Target	Tecnost SpA	Sun Life and Provincial	Careinsite Inc(Medical Mgr)	Banque Generale du Luxembourg	Standard Oil Co[1]
Acquiror	Ing C Olivetti & Co SpA	AXA SA	Healtheon/WebMD Inc	Fortis(NL)NV	BP
Total Duration: Announcement To Closing (Days)	219	85	211	39	95
Date of Initial Bid	05/27/00	05/02/00	02/14/00	01/31/00	03/26/87
Initial Bid Offer Price	$3.51	$7.87	$71.50	$297.92	$70.00
Days Closed Above Offer Price	91	1	9	0	23
First Bid Change					
Date					04/28/87
Days From Prior Offer					33
Increased Price					$74.20
% Offer Increase					*6.0%*
Market Price One Day Prior					$72.13
Price / Premium 1 Day After					1.0%
Price / Premium 1 Week After					1.1%
Days Closed Above Price					24
Second Bid Change					
Date					
Increased Price					
% Offer Increase					
Market Price One Day Prior					
Price / Premium 1 Day After					
Price / Premium 1 Week After					
Days Closed Above Price					
Final Offer Price	$3.51	$7.87	$71.50	$297.92	$74.20
Closing Date	01/01/01	07/26/00	09/12/00	03/10/00	06/29/87
Initial Press Release Information					
Source of Financing	NA	No	No	NA	NA
Strategic Rationale of Merger	NA	No	Yes	NA	NA

Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet
Note: Includes squeeze-out transactions greater than $1 billion in value from 2000-2003 with more than 25% of the outstanding shares sought in the transactions
(1) Transaction shown due to its status as a top 10 squeeze-out of all time. BP's revised offer for Standard Oil includes warrants whose value is estimated at $2 per share as per analyst estimates

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Table of Contents 1. Summary Observations Appendix A. Tier 1: Squeeze-Out Transactions B. Tier 2: Second Step Transactions C. Squeeze-Outs Since 2000 / 2003 D. Top Ten Squeeze-Outs 18

Tier Two: Second Step Transactions Tier Two: Second Step Transactions Minority Squeeze-Outs Larger Than $1 Billion Since 2003 That Were Part of a Change-of-Control Acquisition ($ in millions, except per share data) If Financing Announced with Squeeze-Out Date % Initial Deal Days Since % Change Initial Premium Final Premium Days After Initial % Change in Target Stock Price (1) Announced All-Time All-Time Last 6 Last 3 Last 1 Strategic Ann’d Target Name Acquiror Name Sought Offer ($) Value All-Time High to Final 1 Day 1 Week 1 Month 52W High 1 Day 1 Week 1 Month 52W High 2nd Offer Closing Last Week High High Months Months Month Rationale(2) 7/25/07 Cassa di Risparmio di Firenze Intesa Sanpaolo 41.1% $9.22 $3,143.4 105 — 19.8% 22.6% 28.9% 19.8% 19.8% 19.8% 22.6% 28.9% 19.8% 19.8% 0 251 Yes 4/2/07 Tribune Co. Tribune ESOP / Sam Zell 48.2% 34.00 3,978.0 2,702 — 10.8% 8.8% 8.6% (6.3%) (44.1%) 10.8% 8.8% 8.6% (6.3%) (44.1%) 0 262 Yes 10/25/06 Arcelor Brasil SA Mittal Steel Co NV 34.0% 15.23 5,269.4 394 56.4% 13.9% 22.8% 16.8% 8.3% 8.3% 78.0% 92.0% 82.7% 69.4% 69.4% 162 322 Yes 6/25/06 Toro Assicurazioni SpA Assicurazioni Generali SpA 34.5% 26.60 1,619.4 100 - 27.3% 34.3% 35.5% 12.2% 12.2% 27.3% 34.3% 35.5% 12.2% 12.2% 0 101 No 5/30/06 Hanshin Electric Railway Co Hankyu Holdings Inc 36.3% 7.49 1,268.4 6,049 — (15.7%) (14.8%) (20.5%) (23.6%) (42.5%) (15.7%) (14.8%) (20.5%) (23.6%) (42.5%) 0 124 No 9/26/05 Banca Antonveneta SpA ABN AMRO Bank NV 30.7% 31.89 3,024.8 1,249 — 59.6% 60.7% 56.0% 53.2% 29.1% 59.6% 60.7% 56.0% 53.2% 29.1% 0 306 No 8/23/05 ASF Vinci SA 26.6% 62.26 3,831.2 57 — 13.6% 15.6% 23.0% 13.6% 13.6% 13.6% 15.6% 23.0% 13.6% 13.6% 0 248 24.1% 19.0% 1.3% 2.1% Yes 3/29/05 Galeries Lafayette SA Moulin Family / Semad 38.8% 303.81 1,577.4 1,667 — 24.3% 26.3% 41.7% 15.8% 0.0% 24.3% 26.3% 41.7% 15.8% 0.0% 0 43 No Tier Two Statistics: Mean 1,540 56.4% 19.2% 22.0% 23.7% 11.6% (0.5%) 27.2% 30.7% 32.0% 19.2% 7.2% 20 207 24.1% 19.0% 1.3% 2.1% Median 822 56.4% 16.8% 22.7% 26.0% 12.9% 10.3% 22.0% 24.5% 32.2% 14.7% 12.9% 0 250 24.1% 19.0% 1.3% 2.1% High 6,049 56.4% 59.6% 60.7% 56.0% 53.2% 29.1% 78.0% 92.0% 82.7% 69.4% 69.4% 162 322 24.1% 19.0% 1.3% 2.1% Low 57 56.4% (15.7%) (14.8%) (20.5%) (23.6%) (44.1%) (15.7%) (14.8%) (20.5%) (23.6%) (44.1%) 0 43 24.1% 19.0% 1.3% 2.1% Source: Company filings, Press releases, Thomson One Banker, Capital IQ, Mergermarket, FactSet Note: Includes minority squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions that were part of a larger change-of-control acquisition. Offer and deal values converted at exchange rate on date of announcement (1) Includes deals when the source of debt financing was announced in the initial press release. Represents the premium of the stock price of 6 months, 3 months, 1 month or 1 week to the day before announcement 19 (2) Includes deals when the strategic rationale was explained in detail in the initial press release

Tier Two: Second Step Transactions

Tier Two: Second Step Transactions

Since 2003

Target Name	**Cassa di Risparmio di Firenze**	**Tribune Co.**	**Arcelor Brasil SA**	**Toro Assicurazioni SpA**	**Hanshin Electric Railway Co**
Acquiror Name	Intesa Sanpaolo	Tribune ESOP / Sam Zell	Mittal Steel Co NV	Assicurazioni Generali SpA	Hankyu Holdings Inc
Total Duration: Announcement To Closing (Days)	251	262	322	101	124
Date of Initial Bid	07/25/07	04/02/07	10/25/06	06/25/06	05/30/06
Initial Bid Offer Price	$9.22	$34.00	$15.23	$26.60	$7.49
Days Closed Above Offer Price	1	0	159	0	40
First Bid Change					
Date			04/05/07		
Days From Prior Offer			162		
Increased Price			$23.81		
% Offer Increase			*56.4%*		
Market Price One Day Prior			$22.6		
Price / Premium 1 Day After			5.7%		
Price / Premium 1 Week After			1.5%		
Days Closed Above Price			13		
Second Bid Change					
Date					
Increased Price					
% Offer Increase					
Market Price One Day Prior					
Price / Premium 1 Day After					
Price / Premium 1 Week After					
Days Closed Above Price					
Final Offer Price	$9.22	$34.00	$23.81	$26.60	$7.49
Closing Date	04/01/08	12/20/07	09/12/07	10/04/06	10/01/06
Press Release Information					
Source of Financing	Yes	No	No	No	Yes
Strategic Rationale of Merger	Yes	Yes	Yes	No	No

Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet
Note: Includes squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions

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Tier Two: Second Step Transactions Tier Two: Second Step Transactions Since 2003 Target Name Banca Antonveneta SpA ASF Galeries Lafayette SA Acquiror Name ABN AMRO Bank NV Vinci SA Moulin Family / Semad Total Duration: Announcement 306 248 43 To Closing (Days) Date of Initial Bid 09/26/05 08/23/05 03/29/05 Initial Bid Offer Price $31.89 $62.26 $303.81 Days Closed Above Offer Price 1 9 4 First Bid Change Date Days From Prior Offer Increased Price % Offer Increase Market Price One Day Prior Price / Premium 1 Day After Price / Premium 1 Week After Days Closed Above Price Second Bid Change Date Increased Price % Offer Increase Market Price One Day Prior Price / Premium 1 Day After Price / Premium 1 Week After Days Closed Above Price Final Offer Price $31.89 $62.26 $303.81 Closing Date 07/29/06 04/28/06 05/11/05 Press Release Information Source of Financing No Yes No Strategic Rationale of Merger No Yes No Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet 21 Note: Includes squeeze-out transactions greater than $1 billion in value since 2003 with more than 25% of the outstanding shares sought in the transactions

Tier Two: Second Step Transactions

Tier Two: Second Step Transactions

Minority Squeeze-Outs Larger Than $1 Billion 2000-2003 That Were Part of a Change-of-Control Acquisition

($ in millions, except per share data)

Date			%	Initial	Deal	Days Since	% Change	Initial Premium					Final Premium					Days After Initial		If Financing Announced with Squeeze-Out % Change in Target Stock Price [1]				Announced
Ann'd	Target Name	Acquiror Name	Sought	Offer ($)	Value	All-Time High	to Final	1 Day	1 Week	1 Month	52W High	All-Time High	1 Day	1 Week	1 Month	52W High	All-Time High	2nd Offer	Closing	Last 6 Months	Last 3 Months	Last 1 Month	Last Week	Strategic Rationale[2]
9/10/01	Gucci Group NV	Pinault Printemps-Redoute	32.4%	$108.50	$3,002.4	602	(14.7%)	38.3%	33.4%	26.3%	4.0%	(9.3%)	17.9%	13.7%	7.7%	(11.4%)	(22.7%)	889	983					NA
6/26/00	NetCom ASA	Telia AB	43.5%	53.67	2,583.9	133	-	12.7%	4.9%	21.8%	0.0%	0.0%	12.7%	4.9%	21.8%	0.0%	0.0%	0	50					NA
			Tier Two Statistics:		Mean	368	(14.7%)	25.5%	19.1%	24.0%	2.0%	(4.7%)	15.3%	9.3%	14.7%	(5.7%)	(11.3%)	445	517					
					Median	368	(14.7%)	25.5%	19.1%	24.0%	2.0%	(4.7%)	15.3%	9.3%	14.7%	(5.7%)	(11.3%)	445	517					
					High	602	(14.7%)	38.3%	33.4%	26.3%	4.0%	0.0%	17.9%	13.7%	21.8%	0.0%	0.0%	889	983					
					Low	133	(14.7%)	12.7%	4.9%	21.8%	0.0%	(9.3%)	12.7%	4.9%	7.7%	(11.4%)	(22.7%)	0	50					

Source: Company filings, Press releases, Thomson One Banker, Capital IQ, Mergermarket, FactSet

Note: Includes minority squeeze-out transactions greater than $1 billion in value from 2000-2003 with more than 25% of the outstanding shares sought in the transactions that were part of a larger change-of-control acquisition. Offer and deal values converted at exchange rate on date of announcement

(1) Includes deals when the source of debt financing was announced in the initial press release. Represents the premium of the stock price of 6 months, 3 months, 1 month or 1 week to the day before announcement

(2) Includes deals when the strategic rationale was explained in detail in the initial press release

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Tier Two: Second Step Transactions Tier Two: Second Step Transactions 2000-2003 Target NetCom ASA Gucci Group NV Acquiror Telia AB Pinault Printemps-Redoute Total Duration: Announcement 50 983 To Closing (Days) Date of Initial Bid 06/26/00 09/10/01 Initial Bid Offer Price $ 53.67 $ 108.50 Days Closed Above Offer Price 0 0 First Bid Change Date 02/16/04 Days From Prior Offer 889 Increased Price $ 92.52 % Offer Increase (14.7%) Market Price One Day Prior $ 85.58 Price / Premium 1 Day After 7.9% Price / Premium 1 Week After 8.0% Days Closed Above Price 0 Second Bid Change Date Increased Price % Offer Increase Market Price One Day Prior Price / Premium 1 Day After Price / Premium 1 Week After Days Closed Above Price Final Offer Price $ 53.67 $ 92.52 Closing Date 08/15/00 05/20/04 Initial Press Release Information Source of Financing NA NA Strategic Rationale of Merger NA NA Source: Company filings, Thomson Financial, Capital IQ, Mergermarket, Press releases, FactSet Note: Includes squeeze-out transactions greater than $1 billion in value from 2000-2003 with more than 25% of the outstanding shares sought in the 23 transactions

Table of Contents 1. Summary Observations Appendix A. Tier 1: Squeeze-Out Transactions B. Tier 2: Second Step Transactions C. Squeeze-Outs Since 2000 / 2003 D. Top Ten Squeeze-Outs 24

Squeeze-Outs Since 2000 / 2003 Precedent Transactions Minority Squeeze-Outs Larger Than $100 Million Since 2003 ($ in millions, except per share data) Date % Initial Deal % Change Initial Premium Final Premium Ann’d Target Name Acquiror Name Sought Offer Value to Final 1 Day 1 Week 1 Month 1 Day 1 Week 1 Month 08/29/06 Mitsubishi UFJ Securities Co Mitsubishi UFJ Financial Group 38.8% 13.78 3,879.8 — 11.9% 6.2% 26.9% 11.9% 6.2% 26.9% 08/28/06 Delmagyarorszagi Aramszolgalta EDF International SA 39.1% 92.48 133.8 — 26.8% 26.8% 31.3% 26.8% 26.8% 31.3% 08/21/06 Burns Philp & Co Ltd Rank Group Ltd 42.4% 0.84 1,008.3 — 15.8% 16.4% 15.8% 15.8% 16.4% 15.8% 07/27/06 Matalan PLC Missouri Bidco 46.5% 3.71 704.4 — 13.6% 14.0% 20.9% 13.6% 14.0% 20.9% 07/27/06 Cia Chilena de Tabacos SA Precis(1814)BV 29.6% 9.66 175.8 — 33.3% 30.2% 31.6% 33.3% 30.2% 31.6% 06/25/06 Toro Assicurazioni SpA Assicurazioni Generali SpA 34.5% 26.60 1,619.4 — 27.3% 34.3% 35.5% 27.3% 34.3% 35.5% 06/21/06 CNAC Air China Ltd 31.6% 0.36 377.9 — 6.7% 7.7% 52.2% 6.7% 7.7% 52.2% 05/30/06 Hanshin Electric Railway Co Hankyu Holdings Inc 36.3% 7.49 1,268.4 — (15.7%) (14.8%) (20.5%) (15.7%) (14.8%) (20.5%) 05/26/06 Gresvig ASA ONS Invest AS 48.4% 8.98 101.4 15.5% 47.7% 54.9% 41.1% 70.5% 78.8% 62.9% 05/26/06 Overseas Union Enterprise Ltd Lippo Ppty Invest Pte Ltd 45.0% 6.46 511.8 - 7.9% 8.5% 10.3% 7.9% 8.5% 10.3% 05/11/06 Integrated Tree Cropping Ltd Futuris Corp Ltd 45.0% 1.01 116.0 — 28.0% 26.8% 25.0% 28.0% 26.8% 25.0% 05/11/06 Kirin Beverage Corp Kirin Brewery Co Ltd 40.6% 30.27 627.7 — 10.9% 9.8% 11.7% 10.9% 9.8% 11.7% 05/08/06 Fjord Seafood ASA Pan Fish ASA 42.3% 1.38 345.4 — (0.4%) (0.2%) 0.4% (0.4%) (0.2%) 0.4% 04/19/06 Marie Brizard et Roger Intl SA Belvedere SA 30.7% 174.53 117.0 — 2.0% 2.2% 2.0% 2.0% 2.2% 2.0% 04/05/06 FDC Products Inc As’ty Inc 41.5% 20.29 108.5 — (3.8%) (0.4%) 17.5% (3.8%) (0.4%) 17.5% 02/28/06 NEC Infrontia Corp(NEC Corp) NEC Corp 34.0% 4.91 210.6 — 19.1% 24.0% 13.6% 19.1% 24.0% 13.6% 02/15/06 Sinopec Zhongyuan Petro Co Ltd Sinopec Corp 29.2% 1.51 383.7 — 13.2% 13.2% 17.4% 13.2% 13.2% 17.4% 12/07/05 Johor Port Bhd MMC Corp Bhd 48.3% 0.66 105.4 — 5.5% 9.7% 12.6% 5.5% 9.7% 12.6% 12/04/05 Tele Centro Oeste Celular Part Telesp Celular Participacoes 47.5% 14.94 608.4 — 34.6% 50.9% 60.2% 34.6% 50.9% 60.2% 11/14/05 SBI Securities Co Ltd SBI Holdings Inc 42.8% 620.28 255.4 — 28.9% 32.8% 57.7% 28.9% 32.8% 57.7% 11/07/05 Konami Sports Konami Corp 44.3% 16.48 206.4 — 1.8% 0.6% 6.4% 1.8% 0.6% 6.4% 11/04/05 United Broadcasting Corp PCL True Corp PCL 29.3% 0.65 143.5 — 18.3% 17.8% 16.2% 18.3% 17.8% 16.2% 10/10/05 Micro Therapeutics Inc ev3 Inc 28.1% 7.82 100.8 (17.7%) 8.3% 14.7% 7.3% (10.9%) (5.6%) (11.8%) 09/27/05 New Valley Corp Vector Group Ltd 42.3% 9.01 106.4 19.7% 44.7% 43.7% 46.7% 73.2% 72.0% 75.5% 09/26/05 Banca Antonveneta SpA ABN AMRO Bank NV 30.7% 31.89 3,024.8 — 59.6% 60.7% 56.0% 59.6% 60.7% 56.0% 09/12/05 Pohjola-Yhtyma Oyj OKO Bank 34.7% 16.56 880.3 — 7.3% 13.9% 10.5% 7.3% 13.9% 10.5% 09/11/05 RAS Allianz AG 44.6% 23.62 7,375.8 4.3% 7.6% 13.4% 12.1% 12.3% 18.3% 16.9% 09/01/05 7-Eleven Inc IYG Holding Co 27.3% 32.50 1,186.4 15.4% 14.7% 13.6% (5.0%) 32.3% 31.0% 9.6% 08/29/05 Exploration Resources ASA Cie Generale de Geophysique SA 40.0% 52.46 142.2 — 8.3% 6.9% 74.4% 8.3% 6.9% 74.4% 08/23/05 ASF Vinci SA 26.6% 62.26 3,831.2 — 13.6% 15.6% 23.0% 13.6% 15.6% 23.0% 08/10/05 Komatsu Indonesia Tbk PT Komatsu Ltd 31.6% 0.88 106.7 — 63.5% 63.5% 86.8% 63.5% 63.5% 86.8% 08/09/05 Electrabel SA Suez SA 49.9% 506.36 13,084.5 — 5.2% 9.0% 14.0% 5.2% 9.0% 14.0% 08/02/05 IOI Oleochem Ind Bhd IOI Corp Bhd 33.4% 2.96 199.3 — 7.6% 12.5% 13.1% 7.6% 12.5% 13.1% 07/28/05 Cia Siderurgica de Tubarao Cia Siderurgica Belgo-Mineira 27.2% 50.47 699.7 — (4.4%) (3.2%) 13.6% (4.4%) (3.2%) 13.6% Source: Thomson Financial, Capital IQ Note: Includes all completed and pending deals with deal values greater than $100 million since 2003 in which the acquiror owned more than 50% of the outstanding shares six months prior to the transaction and sought 25-50% of the outstanding shares through the acquisition. Also includes the squeeze-out 26 of Shell Canada and Fox Entertainment

Squeeze-Outs Since 2000 / 2003 Precedent Transactions Minority Squeeze-Outs Larger Than $100 Million Since 2003 ($ in millions, except per share data) Date % Initial Deal % Change Initial Premium Final Premium Ann’d Target Name Acquiror Name Sought Offer Value to Final 1 Day 1 Week 1 Month 1 Day 1 Week 1 Month 07/22/05 Taittinger SA Starwood Capital Group Global 31.0% 392.53 391.0 - (9.3%) (4.2%) 8.5% (9.3%) (4.2%) 8.5% 07/01/05 Tipperary Corp Santos Ltd 45.5% 7.41 139.8 0.3% 18.9% 16.1% 36.3% 19.2% 16.4% 36.7% 06/27/05 NGC holdings Ltd Vector Ltd 32.8% 2.41 349.5 — (2.9%) (3.4%) 1.5% (2.9%) (3.4%) 1.5% 06/22/05 Cementos del Valle SA Cementos del Caribe SA 41.1% 5.34 257.1 — 7.4% 8.0% 29.4% 7.4% 8.0% 29.4% 06/06/05 CIMB Commerce Asset-Holdings Bhd 29.8% 1.45 417.2 - 8.9% 10.0% 6.8% 8.9% 10.0% 6.8% 05/31/05 Ticor Ltd Kumba Resources Ltd 48.5% 1.30 170.7 10.3% 21.0% 21.8% 29.3% 33.4% 34.3% 42.6% 05/17/05 Henderson China Holdings Ltd Henderson Land Dvlp Co Ltd 34.7% 0.96 177.5 6.7% 66.7% 60.0% 68.4% 77.8% 70.7% 79.6% 05/16/05 Citizen Electronics Co Ltd Citizen Watch Co Ltd 34.4% 53.82 781.0 — 12.4% 9.6% 15.4% 12.4% 9.6% 15.4% 05/12/05 Manchester United PLC Red Football Ltd 43.2% 5.67 646.5 — 13.2% 11.6% 9.1% 13.2% 11.6% 9.1% 05/04/05 Flextronics Software Sys Ltd Flextronics Sales & Mktg(L-A) 30.3% 13.26 137.5 — 4.3% 15.0% 9.4% 4.3% 15.0% 9.4% 04/29/05 Hutchison Global Comm Hldg Ltd Hutchison Telecommun Intl Ltd 47.5% 0.09 298.3 - 49.5% 61.4% 61.4% 49.5% 61.4% 61.4% 04/28/05 Sumisho Auto Leasing Corp Sumitomo Corp 47.1% 41.15 376.2 — 0.3% 0.3% (4.4%) 0.3% 0.3% (4.4%) 04/28/05 Hanshin Department Stores Ltd Hanshin Electric Railway Co 47.6% 6.66 127.7 — (0.5%) (2.8%) 0.8% (0.5%) (2.8%) 0.8% 04/26/05 Mitsubishi Pharma Corp Mitsubishi Chemical Corp 41.1% 10.04 1,889.3 — 3.5% 5.2% (3.3%) 3.5% 5.2% (3.3%) 04/20/05 Denny’s Japan Co Ltd Ito-Yokado Co Ltd 48.4% 19.99 313.1 — 8.3% 6.7% 5.9% 8.3% 6.7% 5.9% 03/29/05 Galeries Lafayette SA Moulin Family / Semad 38.8% 303.81 1,577.4 — 24.3% 26.3% 41.7% 24.3% 26.3% 41.7% 03/09/05 Falconbridge Ltd Noranda Inc 41.5% 32.73 2,457.1 — 0.9% 13.2% 19.7% 0.9% 13.2% 19.7% 03/04/05 freenet.de AG MobilCom AG 49.6% 24.16 674.6 — 23.3% 13.7% 7.7% 23.3% 13.7% 7.7% 02/21/05 Eon Labs Inc Novartis AG 33.6% 31.00 932.9 — 11.0% 7.8% 23.5% 11.0% 7.8% 23.5% 02/16/05 Asahi Techno Glass Corp Asahi Glass Co Ltd 35.7% 5.36 115.3 — 28.0% 15.6% 18.0% 28.0% 15.6% 18.0% 02/11/05 AS Hansabank FoereningsSparbanken AB 40.3% 14.16 2,221.4 22.7% 4.7% 5.8% 11.7% 28.4% 29.8% 37.1% 02/10/05 Sapa AB Orkla ASA 26.0% 26.52 251.7 — 0.8% 0.5% (1.6%) 0.8% 0.5% (1.6%) 01/24/05 Equant NV France Telecom SA 45.8% 5.41 715.1 2.4% 19.4% 26.5% 12.0% 22.3% 29.5% 14.6% 01/17/05 Unitedglobalcom Liberty Media 47.0% 9.58 3,566.1 — 18.3% 27.9% 25.6% 18.3% 27.9% 25.6% 01/11/05 Elkem ASA Orkla ASA 50.0% 37.73 864.7 — 6.8% 2.2% 4.9% 6.8% 2.2% 4.9% 1/10/05 Fox Entertainment News Corp 17.9% 33.54 5,978.0 2.2% 7.4% 7.0% 10.7% 9.8% 9.4% 13.1% 12/29/04 Sinopec Beijing Yanhua Beijing Feitian Petrochemical 30.0% 0.49 494.6 — 13.6% 13.6% 22.2% 13.6% 13.6% 22.2% 12/16/04 Konami TYO Konami Corp 36.9% 21.48 118.4 2.2% 5.4% 5.9% 6.4% 7.7% 8.2% 8.7% 12/13/04 Rexel SA Ray Acquisition SCA 26.5% 51.66 927.9 — 1.3% 1.4% 7.0% 1.3% 1.4% 7.0% 12/07/04 Telecom Italia Mobile SpA Telecom Italia SpA 30.2% 7.53 19,484.1 — 12.4% 15.9% 22.0% 12.4% 15.9% 22.0% 11/01/04 Beru AG BorgWarner Inc 37.0% 86.46 319.9 — 12.1% 15.7% 15.4% 12.1% 15.7% 15.4% 10/25/04 Decoma International Magna International Inc 26.0% 10.35 224.7 — 26.9% 20.6% 21.4% 26.9% 20.6% 21.4% 10/09/04 T-Online International AG Deutsche Telekom AG 26.1% 11.16 3,561.9 — 0.0% 1.4% 6.5% 0.0% 1.4% 6.5% 10/06/04 Sekiwa Real Estate Sekisui House Ltd 42.5% 12.61 109.0 — 14.0% 16.9% 15.0% 14.0% 16.9% 15.0% Source: Thomson Financial, Capital IQ Note: Includes all completed and pending d eals with deal values greater than $100 million since 2003 in which the acquiror owned more than 50% of the outstanding shares six months prior to the transaction and sought 25-50% of the outstanding shares through the acquisition. Also includes the squeeze-out 27 of Shell Canada and Fox Entertainment

Squeeze-Outs Since 2000 / 2003 Precedent Transactions Minority Squeeze-Outs Larger Than $100 Million Since 2003 ($ in millions, except per share data) Date % Initial Deal % Change Initial Premium Final Premium Ann’d Target Name Acquiror Name Sought Offer Value to Final 1 Day 1 Week 1 Month 1 Day 1 Week 1 Month 09/27/04 Bellsystem24 Inc NPI Holdings 27.4% 251.69 662.7 — 4.5% 5.3% 6.6% 4.5% 5.3% 6.6% 09/27/04 Tokyu Department Store Co Ltd Tokyu Corp 40.8% 1.46 164.5 — 4.5% 1.2% (0.7%) 4.5% 1.2% (0.7%) 08/26/04 Masisa SA Forestal Terranova SA 48.1% 0.50 222.2 — (9.8%) (9.8%) (1.0%) (9.8%) (9.8%) (1.0%) 08/06/04 Powerco Ltd Prime Infrastructure Group 46.4% 1.40 205.5 — 0.5% 0.5% 0.9% 0.5% 0.5% 0.9% 08/02/04 Cox Communications Cox Enterprises Inc 39.5% 32.00 8,359.7 8.6% 16.0% 14.7% 15.3% 26.0% 24.6% 25.2% 07/16/04 Algeco SA TDR Capital LLP 33.1% 123.85 193.0 (1.4%) 7.7% 8.3% 3.4% 6.2% 6.8% 1.9% 05/26/04 Allied Material Corp Sumitomo Electric Ind Ltd 46.8% 13.99 269.6 — (1.0%) 2.2% 4.3% (1.0%) 2.2% 4.3% 05/17/04 Fujitsu Support & Services Inc Fujitsu Ltd 43.9% 16.53 413.6 — 13.1% 16.7% 3.1% 13.1% 16.7% 3.1% 04/28/04 IBP Co Ltd Indian Oil Corp 46.4% 14.49 139.0 (6.7%) 5.2% (4.3%) 3.4% (1.9%) (10.7%) (3.5%) 04/26/04 Ericsson Telecomunicazioni SpA Dina Italia SpA 28.8% 37.96 281.5 — 18.5% 17.5% 30.9% 18.5% 17.5% 30.9% 02/20/04 Vivarte SA PAI Partners SA 44.6% 48.35 661.5 — 7.4% 18.0% 18.3% 7.4% 18.0% 18.3% 02/20/04 IDBI Bank Ltd IDBI 43.0% 1.83 168.4 — 52.0% 55.5% 51.7% 52.0% 55.5% 51.7% 02/06/04 Entenial SA Credit Foncier de France SA 28.5% 62.99 204.0 — 0.3% 0.7% (0.7%) 0.3% 0.7% (0.7%) 2/2/04 Grupo Financiero Banco Bilbao Vizcaya Argentaria 40.6% 1.09 4,119.5 — 13.7% 12.9% 23.6% 13.7% 12.9% 23.6% 01/20/04 Holsten-Brauerei AG Carlsberg Breweries A/S 49.0% 47.84 310.1 — 10.1% 33.3% 55.7% 10.1% 33.3% 55.7% 01/15/04 Phosphate Resource Partners LP IMC Global Inc 48.4% 2.21 110.7 — 2.7% 12.1% 16.8% 2.7% 12.1% 16.8% 12/18/03 Jonathans Co Ltd Skylark Co Ltd 46.4% 14.23 159.3 — (3.8%) (3.8%) 2.0% (3.8%) (3.8%) 2.0% 12/08/03 Saeco International Group SpA PAI Partners SA 33.2% 4.39 291.0 — (1.9%) 6.5% 2.6% (1.9%) 6.5% 2.6% 11/30/03 Digital GlobalSoft Ltd Hewlett Packard Leiden BV 50.0% 16.36 309.4 13.3% 32.7% 40.5% 62.8% 50.4% 59.2% 84.5% 11/13/03 Avgold Ltd Harmony Gold Mining Co Ltd 46.3% 1.47 460.1 — (7.5%) 6.5% (0.5%) (7.5%) 6.5% (0.5%) 11/07/03 barnesandnoble.com Inc Barnes & Noble Inc 25.2% 2.50 122.4 22.0% 35.6% 32.6% 27.1% 65.4% 61.8% 55.0% 10/06/03 UGC Europe Inc UGC Holdings Inc 33.3% 59.04 1,302.2 32.7% 9.8% 9.5% (1.2%) 45.7% 45.3% 31.1% 09/28/03 TCL Commun Equip Share Co Ltd TCL Corp 43.3% 4.56 371.3 — 107.9% 107.5% 100.6% 107.9% 107.5% 100.6% 09/03/03 Tamro Oyj Phoenix Int’l Beteligungs GmbH 41.1% 4.89 230.9 — 4.9% 4.9% 0.9% 4.9% 4.9% 0.9% 06/12/03 Generali France Assurance SA Generali France Holding 31.0% 488.41 243.8 — 5.1% 5.1% 3.8% 5.1% 5.1% 3.8% 05/23/03 Fidelity Natl Info Solutions Fidelity Natl Finl Inc 42.8% 23.60 391.9 — 24.1% 24.8% 37.3% 24.1% 24.8% 37.3% 05/09/03 Bank of Western Australia HBOS PLC 43.0% 2.74 672.3 — 15.5% 16.4% 18.1% 15.5% 16.4% 18.1% 05/03/03 Top Glory Intl Hldgs Ltd COFCO(Hong Kong)Ltd 41.1% 0.10 190.7 — 72.1% 72.1% 74.1% 72.1% 72.1% 74.1% 05/02/03 Brau Union AG Heineken NV 37.0% 142.98 529.0 — 44.6% 48.0% 81.8% 44.6% 48.0% 81.8% 05/02/03 BBAG Oest Brau-Beteiligungs AG Heineken NV 31.3% 139.30 376.7 — 34.1% 36.4% 62.1% 34.1% 36.4% 62.1% 04/25/03 Nippon Steel Chemical Co Ltd Nippon Steel Corp 32.4% 1.21 114.1 — (22.4%) (19.9%) (19.9%) (22.4%) (19.9%) (19.9%) 04/23/03 United Energy Ltd UED Holdings Ltd 43.0% 1.94 358.6 — 1.3% 1.9% 1.6% 1.3% 1.9% 1.6% 03/21/03 Hero AG FIM AG 26.0% 117.71 169.7 — 77.7% 81.1% 76.3% 77.7% 81.1% 76.3% 03/12/03 Telecom Italia SpA Ing C Olivetti & Co SpA 45.1% 8.83 31,852.1 - 36.0% 28.0% 17.1% 36.0% 28.0% 17 ..1% Source: Thomson Financial, Capital IQ Note: Includes all completed and pending deals with deal values greater than $100 million since 2003 in which the acquiror owned more than 50% of the outstanding shares six months prior to the transaction and sought 25-50% of the outstanding shares through the acquisition. Also includes the squeeze-out 28 of Shell Canada and Fox Entertainment

Squeeze-Outs Since 2000 / 2003 Precedent Transactions Minority Squeeze-Outs Larger Than $100 Million Since 2003 ($ in millions, except per share data) Date % Initial Deal % Change Initial Premium Final Premium Ann’d Target Name Acquiror Name Sought Offer Value to Final 1 Day 1 Week 1 Month 1 Day 1 Week 1 Month 01/13/03 Vodafone Telecel-Comunicacoes Vodafone Group PLC 38.6% 8.98 745.2 — 4.2% 8.3% 1.3% 4.2% 8.3% 1.3% 01/01/03 Stomil Olsztyn SA Michelin SA 29.8% 12.52 101.4 - 19.2% 19.2% 20.8% 19.2% 19.2% 20.8% Minority Mean 12.6% 17.0% 18.7% 22.0% 20.1% 21.9% 25.2% Squeeze-Outs Since Median 10.8% 13.1% 13.9% 16.8% 13.2% 15.1% 17.6% 2003, >$100mm High 56.4% 107.9% 107.5% 100.6% 116.5% 138.7% 159.8% Number of Deals = 138 Low (17.7%) (22.4%) (19.9%) (20.5%) (22.4%) (19.9%) (20.5%) Minority Mean 16.6% 13.9% 15.7% 16.3% 19.6% 21.6% 22.0% Squeeze-Outs Since Median 12.5% 13.6% 13.6% 15.3% 13.7% 15.9% 19.7% 2003, >$1bn High 56.4% 59.6% 60.7% 56.0% 78.0% 92.0% 82.7% Number of Deals = 29 Low (5.4%) (15.7%) (14.8%) (20.5%) (15.7%) (14.8%) (20.5%) Source: Thomson Financial, Capital IQ Note: Includes all completed and pending deals with deal values greater than $100 million since 2003 in which the acquiror owned more than 50% of the outstanding shares six months prior to the transaction and sought 25-50% of the outstanding shares through the acquisition. Also includes the squeeze-out 29 of Shell Canada and Fox Entertainment

Squeeze-Outs Since 2000 / 2003 Precedent Transactions Minority Squeeze-Outs Larger Than $100 Million Since 2000 ($ in millions, except per share data) Date % Initial Deal % Change Initial Premium Final Premium Ann’d Target Name Acquiror Name Sought Offer Value to Final 1 Day 1 Week 1 Month 1 Day 1 Week 1 Month 12/13/02 Realty Development Corp New Asia Realty & Trust Ltd 27.6% $0.41 $130.3 — 28.0% 28.0% 47.1% 28.0% 28.0% 47.1% 11/13/02 Banca Agricola Mantovana Banca Monte dei Paschi di 35.0% 8.60 404.0 — 1.8% 1.8% 1.8% 1.8% 1.8% 1.8% 11/01/02 Beghin-Say Origny-Naples Consortium 46.2% 36.62 392.6 — (12.1%) (18.9%) (17.8%) (12.1%) (18.9%) (17.8%) 09/18/02 Harvey Nichols Group PLC Broad Gain(UK)Ltd(Dickson) 49.9% 3.85 105.7 — 35.5% 39.3% 49.3% 35.5% 39.3% 49.3% 08/20/02 Pure Resources Inc Union Oil Co of California 42.1% 22.70 433.6 (5.4%) 20.7% 27.0% 22.4% 14.2% 20.2% 15.8% 07/26/02 Tremont Corp Valhi Inc 35.4% 47.95 127.0 36.0% 96.4% 114.6% 118.8% 167.1% 191.8% 197.6% 07/22/02 Cereol Bunge Ltd 45.3% 32.39 376.7 — 1.0% 3.0% (4.9%) 1.0% 3.0% (4.9%) 06/19/02 Rautakirja Oy SanomaWSOY Oyj 43.0% 55.24 153.9 — 11.6% 16.1% 13.8% 11.6% 16.1% 13.8% 06/17/02 Fortress Group Inc Lennar Corp 26.9% 3.68 112.2 — 16.8% 18.7% 20.7% 16.8% 18.7% 20.7% 06/05/02 Groupe Zannier Financiere Zannier 44.7% 84.75 199.3 — 8.8% 10.1% 12.1% 8.8% 10.1% 12.1% 06/03/02 Expedia USA Interactive 46.0% 76.86 6,617.2 33.6% 7.5% (5.0%) (8.5%) 43.7% 26.9% 22.2% 06/03/02 Hotels.com USA Interactive 32.0% 51.48 1,184.7 17.0% 7.5% (0.5%) (18.2%) 25.8% 16.4% (4.3%) 05/28/02 Gulf Indonesia Resources Ltd Conoco Canada Resources Ltd 28.0% 13.25 324.6 — 23.3% 21.6% 20.1% 23.3% 21.6% 20.1% 05/08/02 Bouygues Offshore Saipem SpA 49.2% 58.66 493.7 — 9.2% 21.4% 29.2% 9.2% 21.4% 29.2% 04/29/02 ConSors Discount Broker AG BNP Paribas SA 33.6% 11.21 179.2 — 1.6% 2.9% 3.2% 1.6% 2.9% 3.2% 04/10/02 Tredi Environnement Seche Environnement SA 49.9% 37.82 112.7 - 10.2% 6.5% 8.0% 10.2% 6.5% 8.0% 04/02/02 Nippon Mining & Metals Co Ltd Japan Energy Corp 42.4% 3.14 305.7 — (1.6%) (3.0%) (12.7%) (1.6%) (3.0%) (12.7%) 03/26/02 Trilon Financial Corp Brascan Corp 39.5% 10.72 489.0 — 4.0% 2.5% 5.1% 4.0% 2.5% 5.1% 03/18/02 McAfee.com Corp Network Associates Inc 31.5% 18.64 229.5 (17.2%) (0.7%) (11.3%) (5.1%) (17.8%) (26.6%) (21.4%) 03/03/02 Reliance Petroleum Ltd Reliance Industries Ltd 36.0% 0.60 931.0 — 2.5% (2.0%) 4.3% 2.5% (2.0%) 4.3% 02/28/02 Aiwa Co Ltd(Sony Corp) Sony Corp 38.6% 2.31 118.0 — (43.0%) (26.3%) (3.8%) (43.0%) (26.3%) (3.8%) 02/19/02 Travelocity.com Inc Sabre Holdings Corp 34.5% 23.00 447.2 21.7% 45.8% 40.3% 22.5% 77.5% 70.8% 49.1% 02/15/02 NRG Energy Inc Xcel Energy Inc 27.0% 11.50 672.6 11.8% 28.6% 34.0% (3.1%) 43.8% 49.8% 8.4% 02/05/02 Bahia Sul Celulose SA Cia Suzano de Papel e Celulose 27.0% 0.26 223.7 — 123.5% 131.5% 148.5% 123.5% 131.5% 148.5% 01/24/02 Lapeyre(Financiere Poliet) Cie de Saint-Gobain SA 25.3% 54.39 303.3 — 21.3% 22.8% 37.8% 21.3% 22.8% 37.8% 01/10/02 Matsushita Communication Matsushita Electric Industrial 43.7% 38.89 3,195.0 — 42.1% 45.3% 16.1% 42.1% 45.3% 16.1% 01/10/02 Matsushita Kotobuki Electn Ind Matsushita Electric Industrial 42.4% 11.24 752.9 — 64.0% 61.9% 62.2% 64.0% 61.9% 62.2% 01/10/02 Kyushu Matsushita Electric Co Matsushita Electric Industrial 48.5% 7.77 661.4 — 29.4% 32.0% 18.4% 29.4% 32.0% 18.4% 01/10/02 Matsushita Seiko Matsushita Electric Industrial 42.4% 4.48 303.7 — 28.8% 29.1% 26.6% 28.8% 29.1% 26.6% 12/11/01 Cadbury India Ltd Cadbury Schweppes PLC 49.0% 10.43 146.2 — 13.9% 32.6% 30.4% 13.9% 32.6% 30.4% 12/03/01 Keppel Hitachi Zosen Ltd Keppel Corp Ltd 39.0% 0.33 109.3 — 0.0% 5.3% 15.4% 0.0% 5.3% 15.4% 11/13/01 Expand SA StudioCanal 45.8% 48.42 129.1 - (1.4%) (0.2%) (1.1%) (1.4%) (0.2%) (1.1%) 10/01/01 NCH Corp Irvin Levy 45.7% 47.50 121.5 10.5% 34.0% 33.6% 18.8% 48.1% 47.7% 31.3% 09/10/01 Gucci Group NV Pinault Printemps-Redoute 32.4% 108.50 3,002.4 (14.7%) 38.3% 33.4% 26.3% 17.9% 13.7% 7.7% Source: Thomson Financial, Capital IQ Note: Includes all completed and pending deals with deal values greater than $100 million since 2000 in which the acquiror owned more than 50% of the outstanding shares six months prior to the transaction and sought 25-50% of the outstanding shares through the acquisition. Also includes the squeeze-out 30 of Shell Canada and Fox Entertainment

Squeeze-Outs Since 2000 / 2003 Precedent Transactions Minority Squeeze-Outs Larger Than $100 Million Since 2000 ($ in millions, except per share data) Date % Initial Deal % Change Initial Premium Final Premium Ann’d Target Name Acquiror Name Sought Offer Value to Final 1 Day 1 Week 1 Month 1 Day 1 Week 1 Month 08/07/01 Keppel Fels Energy Keppel Corp Ltd 38.0% 0.87 219.9 — 21.1% 30.3% 42.2% 21.1% 30.3% 42.2% 07/02/01 Edison SpA Italenergia Bis SpA 38.7% 9.82 2,369.9 — 11.4% 14.3% 17.6% 11.4% 14.3% 17.6% 07/02/01 Montedison SpA Italenergia Bis SpA 47.9% 2.39 4,807.4 12.1% 3.5% 13.0% 23.7% 16.0% 26.7% 38.6% 06/06/01 Liberty Financial Cos Inc Liberty Mutual Insurance Co 34.4% 33.70 536.0 — 24.8% 40.1% 40.4% 24.8% 40.1% 40.4% 06/05/01 Powszechny Bank Kredytowy SA Bank Przemyslowo-Handlowy PBK 43.0% 26.97 340.3 — 10.8% 16.6% 6.9% 10.8% 16.6% 6.9% 05/30/01 Rodamco Retail Nederland NV Rodamco Europe NV 48.6% 49.72 194.7 — 13.5% 12.0% 12.8% 13.5% 12.0% 12.8% 05/30/01 Bacou USA Inc Bacou SA 32.6% 28.50 160.3 — 21.8% 17.3% 11.3% 21.8% 17.3% 11.3% 05/16/01 Berner Versicherung AG Allianz AG 39.9% 429.75 132.1 — 17.4% 18.3% 13.6% 17.4% 18.3% 13.6% 05/10/01 Koa Oil Co(Nippon Mitsubishi) Nippon Mitsubishi Oil Corp 44.2% 2.64 169.0 — 14.3% 11.6% 14.3% 14.3% 11.6% 14.3% 04/02/01 Systematics AG Electronic Data Systems Corp 30.0% 29.88 211.8 — 7.9% 19.1% 21.4% 7.9% 19.1% 21.4% 04/01/01 Ergo Versicherungsgruppe AG Munich Re 32.1% 159.53 4,124.5 — 7.0% 16.8% 10.3% 7.0% 16.8% 10.3% 03/06/01 Ugland Nordic Shipping A/S Teekay Shipping Corp 44.0% 15.95 661.4 — 16.7% 12.0% 33.3% 16.7% 12.0% 33.3% 02/15/01 Westfield America Inc Westfield America Trust 44.1% 16.25 270.0 — 12.5% 11.7% 14.5% 12.5% 11.7% 14.5% 01/30/01 British American Australasia British American Tobacco PLC 40.5% 9.63 601.9 — 27.7% 34.5% 34.1% 27.7% 34.5% 34.1% 12/29/00 Berlitz Intl Inc(Benesse Corp) Benesse Corp 45.6% 12.00 110.2 37.5% 106.3% 103.1% 112.9% 183.6% 179.2% 192.7% 12/20/00 Kroondal Platinum Mines Ltd Aquarius Platinum Ltd 49.5% 4.20 166.6 — 66.2% 88.2% 128.6% 66.2% 88.2% 128.6% 12/20/00 Banca di Legnano(Banca Comm) Banca Popolare di Milano Scarl 45.0% 14.12 318.1 — 48.7% 70.6% 100.8% 48.7% 70.6% 100.8% 12/04/00 Osprey Maritime Ltd World Shipholding Ltd 47.1% 0.58 103.1 12.5% 9.2% 12.5% 30.8% 22.9% 26.6% 47.2% 10/27/00 Azurix Corp(Enron Corp) Enron Corp 35.1% 7.00 330.1 19.6% 135.1% 135.1% 135.1% 181.2% 181.2% 181.2% 10/20/00 Cadbury Schweppes SA Cadbury Schweppes PLC 45.0% 1.21 207.6 — 1.1% 2.2% 4.5% 1.1% 2.2% 4.5% 10/12/00 Finoutremer Societe Generale de Belgique 43.6% 208.61 116.2 — 17.1% 15.4% 19.4% 17.1% 15.4% 19.4% 10/10/00 Banca Commerciale Italiana SpA Banca Intesa SpA 30.0% 5.55 2,973.3 — 5.5% 9.3% 6.7% 5.5% 9.3% 6.7% 10/03/00 Showa Aluminum Showa Denko KK 50.0% 1.27 126.7 — (7.4%) (3.5%) (7.4%) (7.4%) (3.5%) (7.4%) 09/14/00 Capital Shopping Centres PLC Liberty International PLC 25.2% 5.80 713.8 — (1.3%) (1.1%) (1.7%) (1.3%) (1.1%) (1.7%) 08/30/00 AXA Financial Inc AXA SA 39.7% 53.51 9,460.2 2.1% 2.4% 7.6% 39.9% 4.6% 9.8% 42.8% 08/15/00 Infinity Broadcasting Corp Viacom Inc 35.7% 40.04 4,569.2 (17.9%) 13.6% 7.0% 8.6% (6.7%) (12.1%) (10.8%) 08/14/00 Samitri Cia Vale do Rio Doce(Brazil) 36.9% 0.04 187.7 — 2.9% 4.5% 6.1% 2.9% 4.5% 6.1% 08/11/00 AEC Pipelines LP Alberta Energy Co Ltd 30.0% 6.05 193.7 — 31.1% 29.2% 28.3% 31.1% 29.2% 28.3% 08/08/00 Canon Chemicals Inc Canon Inc 32.8% 10.40 132.1 — (8.9%) (13.1%) (19.3%) (8.9%) (13.1%) (19.3%) 07/24/00 Phoenix Investment Partners Phoenix Home Life Mutual 41.0% 12.50 430.1 26.0% 44.0% 40.0% 62.6% 81.4% 76.4% 104.8% 07/14/00 Prima Inmobiliaria SA Vallehermoso SA 35.0% 10.37 419.6 — 16.4% 23.6% 23.6% 16.4% 23.6% 23.6% 07/09/00 Life Technologies Inc(Dexter) Invitrogen Corp 27.9% 60.00 401.7 — 22.5% 22.5% 20.0% 22.5% 22.5% 20.0% 07/04/00 Colas SA Bouygues SA 43.2% 67.07 809.1 — 35.7% 34 ..9% 43.9% 35.7% 34.9% 43.9% 06/26/00 Entrium Direct Bankers AG Bipop-Carire 32.0% 59.63 692.0 — 9.3% 16.7% 51.7% 9.3% 16.7% 51.7% Source: Thomson Financial, Capital IQ Note: Includes all completed and pending deals with deal values greater than $100 million since 2000 in which the acquiror owned more than 50% of the outstanding shares six months prior to the transaction and sought 25-50% of the outstanding shares through the acquisition. Also includes the squeeze-out 31 of Shell Canada and Fox Entertainment

Squeeze-Outs Since 2000 / 2003 Precedent Transactions Minority Squeeze-Outs Larger Than $100 Million Since 2000 ($ in millions, except per share data) Date % Initial Deal % Change Initial Premium Final Premium Ann’d Target Name Acquiror Name Sought Offer Value to Final 1 Day 1 Week 1 Month 1 Day 1 Week 1 Month 06/26/00 NetCom ASA Telia AB 43.5% 53.67 2,583.9 — 12.7% 4.9% 21.8% 12.7% 4.9% 21.8% 06/13/00 COBEPA BNP Paribas SA 41.3% 70.96 1,306.1 — 16.5% 20.3% 23.1% 16.5% 20.3% 23.1% 05/25/00 Cambridge Shopping Centres Ltd Ivanhoe(Caisse de Depot) 33.0% 8.27 443.6 — 20.8% 41.2% 54.3% 20.8% 41.2% 54.3% 05/27/00 Tecnost SpA Ing C Olivetti & Co SpA 27.2% 3.51 5,551.6 - 2.4% 14.0% 26.4% 2.4% 14.0% 26.4% 05/15/00 Entra Data AB TietoEnator Oyj 44.3% 39.59 264.5 — 18.2% 19.8% 54.9% 18.2% 19.8% 54.9% 05/05/00 Magneti Marelli SpA(Fiat SpA) Fiat SpA 30.0% 4.94 444.9 - 22.2% 33.2% 58.9% 22.2% 33.2% 58.9% 05/02/00 Sun Life and Provincial AXA SA 43.7% 7.87 3,585.7 - 54.1% 64.8% 58.1% 54.1% 64.8% 58.1% 04/25/00 Hachette Filipacchi Medias Lagardere SCA 33.6% 78.86 991.3 — 17.7% 15.3% 4.9% 17.7% 15.3% 4.9% 04/24/00 Cherry Corp Investor Group 49.0% 18.75 130.5 40.8% 103.1% 109.1% 70.3% 185.9% 194.4% 139.8% 04/07/00 Monarch Development Corp Taylor Woodrow PLC 45.0% 7.72 142.2 — 50.0% 56.3% 66.7% 50.0% 56.3% 66.7% 03/23/00 Homestead Village Inc Security Capital Group Inc 27.7% 3.40 156.8 20.6% 49.1% 56.2% 98.7% 79.8% 88.3% 139.7% 03/16/00 Spotless Services Ltd Spotless Group Ltd 33.0% 0.94 101.7 — 29.3% 28.3% 25.1% 29.3% 28.3% 25.1% 03/06/00 UAF(Credit Lyonnais SA) Credit Lyonnais SA 43.6% 141.31 700.6 — 35.2% 34.0% 40.0% 35.2% 34.0% 40.0% 03/03/00 Hoek’s Machine NV(Linde AG) Linde AG 35.0% 80.05 205.5 — 88.9% 94.4% 113.1% 88.9% 94.4% 113.1% 02/22/00 IXnet Inc(IPC Information) Global Crossing Ltd 27.6% 62.01 876.9 — 18.1% 22.8% 25.9% 18.1% 22.8% 25.9% 02/14/00 CareInsite Inc(Medical Mgr) Healtheon/WebMD Inc 31.5% 71.50 1,260.4 — 5.3% (0.7%) (3.4%) 5.3% (0.7%) (3.4%) 02/02/00 Thermo Instrument Systems Inc Thermo Electron Corp 30.2% 20.40 831.7 — 27.0% 33.2% 94.3% 27.0% 33.2% 94.3% 01/31/00 Thermo BioAnalysis(Thermo) Thermo Instrument Systems Inc 29.9% 28.00 167.9 — 51.4% 55.6% 53.4% 51.4% 55.6% 53.4% 01/31/00 Thermedics(Thermo Electron) Thermo Electron Corp 34.5% 10.80 169.2 — 76.3% 85.8% 103.3% 76.3% 85.8% 103.3% 01/31/00 Banque Generale du Luxembourg Fortis(NL)NV 47.0% 297.92 1,578.1 - 6.3% 7.1% 7.8% 6.3% 7.1% 7.8% 01/25/00 MAPFRE(Corp MAPFRE SA) Corp MAPFRE Cia Internacional 31.2% 32.64 325.6 — 20.7% 30.9% 46.2% 20.7% 30.9% 46.2% 01/19/00 Trigen Energy Corp Elyo 47.0% 23.50 159.2 — 38.2% 42.4% 31.9% 38.2% 42.4% 31.9% Minority Mean 12.8% 20.0% 22.2% 25.9% 23.8% 26.1% 29.7% Squeeze-Outs Since Median 12.1% 13.9% 15.8% 18.4% 15.4% 16.7% 19.6% 2000, >$100mm High 56.4% 135.1% 135.1% 148.5% 185.9% 194.4% 197.6% Number of Deals = 228 Low (17.9%) (43.0%) (26.3%) (20.5%) (43.0%) (26.6%) (21.4%) Minority Mean 12.1% 14.2% 15.7% 16.2% 18.5% 20.1% 20.4% Squeeze-Outs Since Median 12.1% 11.9% 13.4% 15.8% 13.6% 15.6% 17.6% 2000, >$1bn High 56.4% 59.6% 64.8% 58.1% 78.0% 92.0% 82.7% Number of Deals = 45 Low (17.9%) (15.7%) (14.8%) (20.5%) (15.7%) (14.8%) (20.5%) Source: Thomson Financial, Capital IQ Note: Includes all completed and pending deals with deal values greater than $100 million since 2000 in which the acquiror owned more than 50% of the outstanding shares six months prior to the transaction and sought 25-50% of the outstanding shares through the acquisition. Also includes the squeeze-out 32 of Shell Canada and Fox Entertainment

Squeeze-Outs Since 2000 / 2003 Precedent Transactions Minority Squeeze-Outs Larger Than $100 Million Since 2000 ($ in millions, except per share data) Date%InitialDeal % Change Initial Premium Final Premium Ann’d Target Name Acquiror Name Sought Offer Value to Final 1 Day1 Week 1 Month 1 Day1 Week 1 Month 06/26/00 NetCom ASA Telia AB 43.5% 53.67 2,583.9 — 12.7% 4.9% 21.8% 12.7% 4.9% 21.8% 06/13/00 COBEPA BNP Paribas SA 41.3% 70.96 1,306.1 — 16.5% 20.3% 23.1% 16.5% 20.3% 23.1% 05/25/00 Cambridge Shopping Centres Ltd Ivanhoe(Caisse de Depot) 33.0% 8.27 443.6 — 20.8% 41.2% 54.3% 20.8% 41.2% 54.3% 05/27/00 Tecnost SpA Ing C Olivetti & Co SpA 27.2% 3.51 5,551.6 — 2.4% 14.0% 26.4% 2.4% 14.0% 26.4% 05/15/00 Entra Data AB Ti etoEnator Oyj 44.3% 39.59 264.5 — 18.2% 19.8% 54.9% 18.2% 19.8% 54.9% 05/05/00 Magneti Marel li SpA(Fiat SpA) Fiat SpA 30.0% 4.94 444.9 — 22.2% 33.2% 58.9% 22.2% 33.2% 58.9% 05/02/00 Sun L ife and Provincial AXA SA 43.7% 7.87 3,585.7 — 54.1% 64.8% 58.1% 54.1% 64.8% 58.1% 04/25/00 Hachette Filipacchi Medias Lagardere SCA 33.6% 78.86 991.3 — 17.7% 15.3% 4.9% 17.7% 15.3% 4.9% 04/24/00 Cherry Corp Investor Group 49.0% 18.75 130.5 40.8%103.1% 109.1% 70.3% 185.9% 194.4% 139.8% 04/07/00 Monarch Development Corp Taylor Woodrow PLC 45.0% 7.72 142.2 — 50.0% 56.3% 66.7% 50.0% 56.3% 66.7% 03/23/00 Homestead Village Inc Security Capital Group Inc 27.7% 3.40 156.8 20.6%49.1% 56.2% 98.7% 79.8% 88.3% 139.7% 03/16/00 Spotless Services Ltd Spotless Group Ltd 33.0% 0.94 101.7 — 29.3% 28.3% 25.1% 29.3% 28.3% 25.1% 03/06/00 UAF(Credit Lyonnais SA) Credit Lyonnais SA 43.6% 141.31 700.6 — 35.2% 34.0% 40 .0% 35.2% 34.0% 40.0% 03/03/00 Hoek’s Machine NV(Linde AG) Linde AG 35.0% 80.05 205.5 — 88.9% 94.4% 113.1% 88.9% 94.4% 113.1% 02/22/00 IXnet Inc(IPC Information) Global Crossing Ltd 27.6% 62.01 876.9 — 18.1% 22.8% 25.9% 18.1% 22.8% 25.9% 02/14/00 CareInsite Inc(Medical Mgr) Healtheon/WebMD Inc 31.5% 71.50 1,260.4 — 5.3% (0.7%) (3.4%) 5.3% (0.7%) (3.4%) 02/02/00 Thermo Instrument Systems Inc Thermo Electron Corp 30.2% 20.40 831.7 - 27.0% 33.2% 94.3% 27.0% 33.2% 94.3% 01/31/00 Thermo BioAnalysis(Thermo) Thermo Instrument Systems Inc 29.9% 28.00 167.9 — 51.4% 55.6% 53.4% 51.4% 55.6% 53.4% 01/31/00 Thermedics(Thermo Electron) Thermo Electron Corp 34.5% 10.80 169.2 — 76.3% 85.8% 103.3% 76.3% 85.8% 103.3% 01/31/00 Banque Generale du Luxembourg Fortis(NL)NV 47.0% 297.92 1,578.1 - 6.3% 7.1% 7.8% 6.3% 7.1% 7.8% 01/25/00 MAPFRE(Corp MAPFRE SA) Corp MAPFRE Cia Internacional 31.2% 32.64 325.6 — 20.7% 30.9% 46.2% 20.7% 30.9% 46.2% 01/19/00 Trigen Energy Corp Elyo 47.0% 23.50 159.2 — 38.2% 42.4% 31.9% 38.2% 42.4% 31.9% Minority Mean 12.8% 20.0% 22.2% 25.9% 23.8% 26.1% 29.7% Squeeze-Outs Since Median 12 .1% 13.9% 15.8% 18.4% 15.4% 16.7% 19.6% 2000, $100mm High 56.4% 135.1% 135.1% 148.5% 18 5.9% 194.4% 197.6% Number of Deals = 228 Low (17.9%) (43.0%) (26.3%) (20.5%) (43.0%) (26.6%) (21.4%) Minority Mean 12.1% 14.2% 15.7% 16.2% 18.5% 20.1% 20.4% Squeeze-Outs Since Median 12.1% 11.9% 13.4% 15.8% 13.6% 15.6% 17.6% 2000, $1bn High 56.4% 59.6% 64.8% 58.1% 78.0% 92.0% 82.7% Number of Deals = 45 Low (17.9%) (15.7%) (14.8%) (20.5%) (15.7%) (14.8%) (20.5%) Source: Thomson Financial, Capital IQ Note: Includes all completed and pending deals with deal values greater than $100 million since 2000 in which the acquiror owned more than 50% of the outstanding shares six months prior to the transaction and sought 25-50% of the outstanding shares through the acquisition. Also includes the squeeze-out 32 of Shell Canada and Fox Entertainment

Table of Contents 1. Summary Observations Appendix A. Tier 1: Squeeze-Out Transactions B. Tier 2: Second Step Transactions C. Squeeze-Outs Since 2000 / 2003 D. Top Ten Squeeze-Outs

Top Ten Squeeze-Outs

Precedent Transactions

Top 10 Minority Squeeze-Outs by Deal Size

($ in millions, except per share data)

Rank	Date Ann'd	Target Name	Acquiror Name	% Sought	Initial Offer	Deal Value	% Change to Final	Initial Premium 1 Day	Initial Premium 1 Week	Initial Premium 1 Month	Final Premium 1 Day	Final Premium 1 Week	Final Premium 1 Month
1	03/12/03	Telecom Italia SpA	Ing C Olivetti & Co SpA	45.1%	$8.83	$31,852.1	-	36.0%	28.0%	17.1%	36.0%	28.0%	17.1%
2	12/07/04	Telecom Italia Mobile SpA	Telecom Italia SpA	30.2%	7.53	19,484.1	-	12.4%	15.9%	22.0%	12.4%	15.9%	22.0%
3	08/09/05	Electrabel SA	Suez SA	49.9%	506.36	13,084.5	-	5.2%	9.0%	14.0%	5.2%	9.0%	14.0%
4	08/30/00	AXA Financial Inc	AXA SA	39.7%	53.51	9,460.2	2.1%	2.4%	7.6%	39.9%	4.6%	9.8%	42.8%
5	08/02/04	Cox Communications	Cox Enterprises Inc	39.5%	32.00	8,359.7	8.6%	16.0%	14.7%	15.3%	26.0%	24.6%	25.2%
6	03/26/87	Standard Oil Co	BP	45.0%	70.00	7,857.7	6.0%	7.9%	8.9%	28.4%	14.4%	15.5%	36.1%
7	09/11/05	RAS	Allianz AG	44.6%	23.62	7,375.8	4.3%	7.6%	13.4%	12.1%	12.3%	18.3%	16.9%
8	10/23/06	Shell Canada	Royal Dutch Shell	22.0%	35.48	7,246.0	12.5%	22.0%	22.5%	29.3%	37.2%	37.9%	45.4%
9	01/10/05	Fox Entertainment	News Corp	17.9%	33.54	5,978.0	2.2%	7.4%	7.0%	10.7%	9.8%	9.4%	13.1%
10	05/27/00	Tecnost SpA	Ing C Olivetti & Co SpA	27.2%	3.51	5,551.6	-	2.4%	14.0%	26.4%	2.4%	14.0%	26.4%
				Top 10 Minority		Mean	5.9%	11.9%	14.1%	21.5%	16.0%	18.2%	25.9%
				Squeeze-Outs		Median	5.1%	7.8%	13.7%	19.6%	12.4%	15.7%	23.6%
				By Deal Size		High	12.5%	36.0%	28.0%	39.9%	37.2%	37.9%	45.4%
						Low	2.1%	2.4%	7.0%	10.7%	2.4%	9.0%	13.1%

Source: Thomson Financial, Capital IQ, Mergermarket, Factiva, Company filings, Company website, FactSet
Note: Ten largest deals by deal value completed and pending in which the acquiror owned more than 50% of the outstanding shares six months prior to the transaction and sought 10-50% of the outstanding shares through the acquisition

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